December 9, 2010
Omni Berkshire Place
New York
2011 Analyst Day

forward-looking statement…
During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,”
“anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.”
The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted.  Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason.
Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

who we are…
Above data as of 9/30/10
(1) Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.
¾ 661,000 customers
 » 399,000 electric
 » 262,000 natural gas
¾ Approximately 123,000 square
 miles of service territory in
 Montana, South Dakota, and Nebraska
 » 32,000 miles of electric T&D lines
 » 8,400 miles of natural gas T&D pipelines
 » 18 Bcf natural gas storage
 » 8 Bcf natural gas proven reserves
¾ Total generation (mostly base load coal)
 » MT - 222 MW - regulated
 » SD - 312 MW - regulated
¾ Total Assets: $2,899 MM
¾ Total Capitalization: $1,834 MM(1)
¾ Total Employees: 1,354
Located in states with relatively stable economies with
opportunity for system investment and grid expansion .

NorthWestern’s attributes…
¾ Solid operations
 » Cost competitive
 » Above-average reliability
 » Award-winning customer service
¾ Low single A secured credit ratings with a strong balance sheet and liquidity
 » April 15, 2010 Fitch upgraded secured and unsecured ratings to A- and BBB+ respectively
¾ Positive earnings and ROE trend
 » Delivery services rate cases for Montana electric and natural gas
 » Mill Creek Generation Station anticipated into rates early 2011
¾ Strong cash flows
 » NOLs and repair tax deduction provide an effective tax shield until likely 2014
 » 94% pension funded status at end of 2009
¾ Competitive total shareholder return and dividend that has increased every year since 2005
 » Added to S&P 600 SmallCap Index on April 9, 2010
¾ Constructive regulatory environment
¾ Forbes.com listed as one of “100 Most Trustworthy Companies”
¾ Realistic investment opportunities

Brian Bird
Chief Financial Officer

strong credit ratings…

A security rating is not a recommendation to buy, sell or hold securities. Such rating may be subject to revision or withdrawal at any time by the credit rating agency and each rating should be evaluated independently of any other rating.

strong balance sheet and liquidity…
¾ Total liquidity approximately $145 million
¾ Total Debt / Total capitalization of 55.8%(1)
¾ In past two years refinanced nearly all outstanding debt
 » In May 2010 we refinanced existing $225 million, 5.875% Senior Secured Notes due 2014 with 5.01% First Mortgage Bonds due 2025.
 » Reduced long term debt cost from 6.8% to 5.6%
¾ Nearly all long-term debt matures after 2015
 » Increased average debt maturity from 8.8yrs to 11.5yrs
(1) Total capitalization as of 9/30/10
(2) Excludes outstanding 9/30/10 Revolver balance of $109 million maturing in 2012.

strong cash flows…
Earnings trend and NOLs provide strong cash flows to
fund future investment.

solid pension funding position…

Data source: SNL Financial
As a result of the significant contribution of $93 million to our pension plan and solid market returns in 2009, we are better positioned than our peers at December 31, 2009

and sustainable dividend…
Goal for dividend payout ratio of 60% - 70%.
Current dividend yield about 5% with year-over-year dividend growth.
(1) 2010 estimated payout range assumes midpoint of $1.95 - $2.10 guidance range reaffirming 2010 EPS guidance…
¾ The major assumptions include, but are not limited to, the following expectations:
 » Excludes approximately $.06/share for the 2010 estimated effect of the Montana rate increase proposed by the Stipulation, which is pending approval by the MPSC;
 » The release of the second quarter 2010 valuation allowance of approximately $.06/share against certain state NOL carryforwards is excluded from the earnings outlook;
 » The tax benefit associated with the IRS approval of a tax accounting method to deduct repairs is included in the earnings outlook;
 » Fully diluted average shares outstanding of 36.5 million; and
 » Normal weather in the Company’s electric and natural gas service territories for the remainder of 2010.

2009 to 2010 earnings bridge…

The major assumptions include, but are not limited to, the following expectations:
» Excludes approximately $.06/share for the 2010 estimated effect of the Montana rate increase proposed by the Stipulation, which is pending approval by the MPSC;
» The release of the second quarter 2010 valuation allowance of approximately $.06/share against certain state NOL carryforwards is excluded from the earnings outlook;
» The tax benefit associated with the IRS approval of a tax accounting method to deduct repairs is included in the earnings outlook;
» Fully diluted average shares outstanding of 36.5 million; and
» Normal weather in the Company’s electric and natural gas service territories for the remainder of 2010.

near-term potential earnings drivers…
¾ 2011 expectations/assumptions:
 » Mill Creek in rate base in 2011 adding about $.20/share
 ♦ $7.5 million incremental post-tax contribution compared to 2010
 ♦ MCGS rates pick up full interest costs & equity return in 2011
 » Full year effect of Montana rate adjustment adds roughly $.05/share
 ♦ Preliminary MPSC decision agreeing to $6.7 million stipulation settlement
 ♦ Preliminary MPSC decision on ‘decoupling’ decreases the settlement by $1.3 million
 ♦ Recorded about $3 million in rate increase in 2010
 » Increase in gross margin over 2010 of $.20/share to $.30/share:
 ♦ Expiration of CU4 legacy contract adding approximately $.10/share
 ● Expense obligation reduction of $3.8 million, after tax
 ♦ Improvement in volumes over 2010 of $.10/share to $.20/share
 ● Montana retail volumes increase from mild 2010 weather
 ● Montana wholesale transmission volume increases
 ● Montana gas volumes due to mild 2010 winter weather
 » Offset by increases in expenses over 2010 of $.25/share to $.35/share
 ♦ Labor, Maintenance, Property taxes, and Depreciation
¾ 2012 expectations:
 » Full year effect of South Dakota and Nebraska natural gas rate cases
 » AFUDC on Montana wind projects
 » If Battle Creek in rate base, pursuing additional natural gas reserves

Bob Rowe
President and CEO

constructive regulatory environment…
¾ Montana
 » Rate case
 ♦ MPSC reached a decision on the rate case at a recent work session; decision and approval is subject to MPSC issuance of a final order
 ● MPSC approved the Stipulated settlement with Consumer Counsel for a $6.7 million rate increase
 ● MPSC also approved allocated cost of service and rate design and inverted block rates
 ● Decoupling addressed with the following adjustments:
 ► Electric rate base only
 ► 10.0% ROE
 ► Weather adjusted (weather risk is on the Company)
 ► Potential impact to Company is $1.3 million in revenues annually
 ► Company will evaluate decoupling options after the order is released on decoupling
 ● Order expected in December 2010
 » Mill Creek Generation Station filed
 ♦ Interim rates approved by the MPSC and will be in effect January 1, 2011
 ♦ Prudency case to be filed Q1 2011
 » MPSC election results
 ♦ Two new commissioners beginning Jan 1, 2011
 ♦ Current Chairman will leave office Dec 31, 2010

regulatory environment con’t…
¾ South Dakota
 » Expect to file natural gas rate cases during 2011 pending 2010 results
 » Expect to file on environmental rider on the Neal plant for emissions compliance
 » Election results
 ♦ Current Chairman Dusty Johnson re-elected but appointed by new Governor to be Chief of Staff
 ♦ Outgoing South Dakota Secretary of State, Chris Nelson, has been appointed PUC commissioner by the Governor beginning January 1, 2011
¾ Nebraska
 » Expect to file natural gas rate cases during 2011 pending 2010 results
¾ FERC
 » Encouraged Company to develop MSTI on a cost of service basis by requesting appropriate tariff waivers for existing OATT
 » Approved 230kV Renewable Collector Open Season
 » Docket filed for Mill Creek on April 10, 2010 to establish rates as of January 1, 2011
 ♦ October 15, 2010, Order issued authorizing us to put our filed tariffs in place January 1,
 2011, subject to refund, and set the case for hearing.

regulatory milestones in 2011…
Montana
Distribution Infrastructure
¾Accounting Order (in 2010) ¾Make filing	Q4 Q2
Prudency Review for Mill Creek
✓Interim filing (in 2010)	Q4
¾Prudency filing	Q1
¾FERC filing	Q2
Approval for Montana Wind Projects
¾Pre - approval filing	Q2

Natural Gas - Rate base Battle Creek
¾Rate base filing	Q2

South Dakota
Natural Gas Rate Case
¾File rate case pending 2010 results	Q2
Environmental riders for Big Stone & Neal
¾Environmental rider filing on Neal	Q2

Nebraska
Natural Gas Rate Case
¾File rate case pending 2010 results	Q2

longer term investment opportunities…
¾ Distribution system enhancements
 » Incremental rate based investment to enhance reliability and capacity, improve rural service, and prepare the system for potential smart grid applications
¾ Energy supply
 » Big Stone and Neal plants’ pollution control equipment
 » Natural gas reserves
 » South Dakota peaking generation
 » Wind projects and other renewable projects

¾ Transmission projects
 » Network upgrades
 » Colstrip 500 kV upgrade
 » 230 kV Renewable Collector System
 » Mountain States Transmission Intertie (MSTI)
 » South Dakota transmission opportunities

Curt Pohl
Vice President - Retail Operations

distribution infrastructure project …
¾ Project Scope:
 » Electric  $222M CAPEX  $55M O&M
 » Gas  $50M CAPEX  $16M O&M
¾ Project Goals:
 » Electric System
 ♦ Arrest or reverse the trend in aging infrastructure

proactive vs. reactive…
(what is the least cost replacement rate?)

electric plan components…
Poles
Accelerated inspection
and replacement
5 Year cycle
$90M Capex $8M O&M
5 year
costs
(millions)
50
100
U/G Cable
Accelerated
replacement (10 years)
Collect data
$46M Capex $3 O&M
Tree Trimming
Accelerated trimming
(5 years)
Cut beetle kill trees
$24M O&M
Substations &
Automation
Accelerated inspection and
replace
Install communications
$57M Capex $5M O&M
Capacity Margins
Maintain current
Improve transfer
capabilities
$21M Capex
Rural Reliability
Eliminate all 4Q circuits
$8M Capex $8M O&M
Overhead Equip.
Accelerated inspection and
replacement (3 years)
Collect data
$7M O&M
TOTAL est. = $222M Capex & $55M O&M

gas plan components…
NWE’s Gas
Distribution
Infrastructure
Plan
Mitigation of Safety Threats
5 Projects
$45M Capex $1.5M O&M
Evaluation and ranking of components
for leak potential
Damage Prevention
$7.6M O&M
Tactics to minimize third party damage
leading to excavation-related leaks
DIMP-guided threat
analysis of system
components
(5 projects)
Operational and
administrative initiatives
to reduce third party
leaks
Data Acquisition
$0.4 CAPEX $2M O&M
The foundation of the process
Operational Review
$5M Capex $5M O&M
Appropriate actions to improve
operations
Long-term data needs to
facilitate DIMP
implementation
System operational
improvement initiatives
(e.g., zone valves now
under study)
TOTAL est. = $50M Capex & $16M O&M

Dave Gates
Vice President - Wholesale Operations

generation growth highlights…
Mill Creek Generating Unit
 in Montana
¾ What:
120-150 MW plant near Anaconda,
 MT
 » Built for regulation services to
 balance supply and load for NWE’s
 Balancing Area
 » Rate based cost of service
 investment
 » Final costs right at $200 million
¾ Why:
Existing services became more
 expensive and scarce and
 existing contract for services
 expiring on January 1, 2011
In service date for Mill Creek Generation Station = Jan 1, 2011

Mill Creek project milestones…
2010 and Prior
Mill Creek
✓ Pre-approved for public interest by the MPSC
  2009
✓ Begin construction   2009
✓ Construction completed  2010
✓ Plant ‘test fired’   2010
✓ Interim rates approved   2010
 (both at FERC and MT PSC)
2011
Mill Creek
¾ Final Prudency filed with MPSC  Q1
¾ FERC rate settlement                         Q2
¾ Expected decision on prudency from MPSC Q3

generation growth highlights…
Renewable Generation in
 Montana
¾ What:
25-50 MW’s of Wind Generation
 » Could be PPA or rate based asset
 » Estimated construction cost
 between $40 - $100 million
¾ Why:
Needed to meet the Montana RPS
 standard of 10% by 2012 and 15%
 by 2015.
Needs to be added to meet Montana RPS

generation investments…
Peaking Plant in South
 Dakota
¾ What:
60 MW peaking plant near Aberdeen, SD
 » Current contract expires December
 2012
 » Rate based cost of service investment
 » Estimated to cost around $60 million
¾ Why:
 » Existing regional services are
 becoming scarce
 » Current capacity market conditions
 make it prudent to recheck
 assumptions and alternatives to
 confirm timing
In service date for SD Peaker 2013-2015

pollution control investments…
Pollution Control -
Big Stone Plant (SD)
¾ What:
Emissions reduction to Big Stone
 454 MW plant located in NE SD
 » Compliance with Clean Air
 Visibility Rule
 » Estimated to cost between $130 -
 $150 million for our portion (23.4%)
 » Emissions tracker mechanism
 exists with SDPUC
¾ Why:
EPA requires reduction of SO2,
 NOx, Hg, etc, etc.
Required to occur by 2016

pollution control investments…
Pollution Control -
Neal Plant (SD)
¾ What:
Scrubber installation to 655 MW
 Neal plant located in NW Iowa
 » Compliance with Clean Air
 Visibility Rule
 » Estimated to cost between $15 -
 $25 million for our portion (8.7%)
 » Emissions tracker mechanism
 exists with SDPUC
¾ Why:
EPA requires reduction of SO2,
 NOx, Hg, etc, etc.
Expected by 2014

natural gas supply…
Battle Creek acquisition
¾ Purchase of proven natural gas
 reserves located proximate to our MT
 system
 » ½ bcf annual production (8.7 bcf
 total)
 » Represents 2.4% of MT retail
 usage
 » Interim rates collected through
 monthly tracker, including return
 on investment, beginning 11-1-10
 » Initial Purchase price of $11.4 M
 » Acquired an additional $1 million
 ownership interest in field on
 December 3, 2010
¾ Why:
Provide stable long term pricing to rate
 payors while earning a modest return
Closed on acquisition in September and December 2010

wind - a new cash crop?…

our proposed transmission projects…

extended open seasons…
¾ MSTI siting delays:
 » Draft EIS delayed by Jefferson County, MT litigation against MDEQ
¾ General economic conditions:
 » Slow down in economy making developers cautious on LT
 commitments
 » Low natural gas prices making renewables less cost effective
¾ Market confusion:
 » Confusion in California market making it difficult to understand probability
¾ Potential Federal Legislation:
 » Federal policy needs clarity around renewables to advance wind generation
Expected to remain open until the end of 2011

Electric Transmission America study
…
Headed by AEP & MidAmerican Energy
1. Phase 2 of study just
 released
2. Summarizes two
 overlay paths to
 consider
3. Transmission
 supporting integration
 of about 55 GW of
 wind generation
4. Estimated overlay cost
 range between $20 -
 $25 Billion
5. South Dakota would
 have over 4,000 MW
 wind generation
 deployed in 2029

Green Power Express …
Headed by ITC Holdings
1. Transfer capacity of 10
 -12 GW of power
 supporting up to 22
 GW of new wind
 generation
2. Crosses 7 states,
 numerous utility areas
 and two RTO’s
3. Estimated cost of
 project $10 - $12 Billion
4. Investment in SD
 would be significant

potential project summary…
Opportunity to increase and diversify earnings as compared with our existing $1.8 billion rate base (including Mill Creek).

in summary…
¾ Solid operations
¾ Low single A secured credit ratings with a strong
 balance sheet and liquidity
¾ Positive earnings and ROE trend
¾ Strong cash flows
¾ Competitive total shareholder return and dividend
 that has increased every year since 2005
¾ Constructive regulatory environment
¾ Forbes.com “100 Most Trustworthy Companies”
¾ Realistic investment opportunities